Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$641,626,200 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2002-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of October 1, 2002.

October 29, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $641,626,200 (approx.)
                              Washington Mutual MSC
               Mortgage Pass-Through Certificates, Series 2002-AR3
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

----------------------------------------------------------------------------------------------------------------------

                               Expected      Credit     Certificate
                Certificate     Ratings   Enhancement     Interest    Collateral   Collateral         Certificate
Class    MLG      Size (1)      S&P/Mdy     %age (2)        Rate         Type         Index              Type
----------------------------------------------------------------------------------------------------------------------
I-A-1     I     $ 75,000,000    AAA/Aaa      10.00%       WAC (3)       5/6-mo     6-Mo LIBOR       Group I Senior
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-X-1     I      Notional (4)   AAA/Aaa      10.00%      Fixed (4)      5/6-mo     6-Mo LIBOR   Group I Interest Only
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-A-2     I     $ 25,000,000    AAA/Aaa      10.00%      Fixed (5)      5/6-mo     6-Mo LIBOR       Group I Senior
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-A-3     I     $ 53,350,000    AAA/Aaa      10.00%      Fixed (6)      5/6-mo     6-Mo LIBOR   Group I Sr. Sequential
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-A-4     I     $ 82,500,000    AAA/Aaa      10.00%      Fixed (7)      5/6-mo     6-Mo LIBOR   Group I Sr. Sequential
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-A-5     I     $113,500,000    AAA/Aaa      10.00%      Fixed (8)      5/6-mo     6-Mo LIBOR   Group I Sr. Sequential
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-A-6     I     $ 63,611,100    AAA/Aaa      10.00%      Fixed (9)      5/6-mo     6-Mo LIBOR   Group I Sr. Sequential
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
I-X-2     I     Notional (10)   AAA/Aaa      10.00%       WAC (10)      5/6-mo     6-Mo LIBOR    Group I Component IO
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
II-A-1    II    $175,087,400    AAA/Aaa      10.00%       WAC (11)      3/6-mo     6-Mo LIBOR       Group II Senior
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
II-X-1    II    Notional (12)   AAA/Aaa      10.00%     Fixed (12)      3/6-mo     6-Mo LIBOR   Group II Interest Only
                                                                        Hybrid
----------------------------------------------------------------------------------------------------------------------
M-1      All    $ 26,135,500    AAA/Aaa       6.00%       WAC (13)       Total     6-Mo LIBOR      Crossed Mezzanine
                                                                       Portfolio
----------------------------------------------------------------------------------------------------------------------
B-1      All    $ 12,087,600    AA/Aa2        4.15%       WAC (13)       Total     6-Mo LIBOR     Crossed Subordinate
                                                                       Portfolio
----------------------------------------------------------------------------------------------------------------------
B-2      All    $  8,820,700     A/A2         2.80%       WAC (13)       Total     6-Mo LIBOR     Crossed Subordinate
                                                                       Portfolio
----------------------------------------------------------------------------------------------------------------------
B-3      All    $  6,533,900   BBB/Baa2       1.80%       WAC (13)       Total     6-Mo LIBOR     Crossed Subordinate
                                                                       Portfolio
----------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) For every Distribution Date on or prior to the October 2007, the Class I-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 0.684%. After the Distribution Date in October 2007, the Class I-A-1 Certificates will have a certificate interest rate equal to the weighted average Pass-Through Rate of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.887%.

(4) Up to and including the Distribution Date in October 2007, the Class I-X-1 Certificates will bear interest at a fixed rate (the Certificate Interest
     Rate) equal to 0.684% per annum based on a notional balance equal to the Class I-A current principal balance. After the Distribution Date in October 2007, the Class I-X-1 will not bear any interest.

(5) The I-A-2 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.571%.

(6) On or prior to the Distribution Date in October 2007, the Class I-A-3 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 2.120% and (b) the weighted average of the Pass-Through Rates of the Group I

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

     Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-3 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Accrual Period for the Class I-A-3 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the December 25, 2002 distribution) to and including the day prior to the current Distribution Date.

(7) On or prior to the Distribution Date in October 2007, the Class I-A-4 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 2.470% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-4 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Accrual Period for the Class I-A-4 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the December 25, 2002 distribution) to and including the day prior to the current Distribution Date.

(8) On or prior to the Distribution Date in October 2007, the Class I-A-5 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 4.133% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-5 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rate of the Group I Mortgage Loans.

(9) On or prior to the Distribution Date in October 2007, the Class I-A-6 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 4.495% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-6 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans.

(10) The Class I-X-2 Certificates will consist of four components; Component I-X-3, Component I-X-4, Component I-X-5 and Component I-X-6. The components of the Class I-X-2 Certificates are not separately transferable and will accrue interest as follows:

          o Component I-X-3 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-3 Certificate Interest Rate based on a notional balance equal to the Class I-A-3 current principal amount. After the Distribution Date in October 2007, the Component I-X-3 will not bear any interest.

          o Component I-X-4 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-4 Certificate Interest Rate based on a notional balance equal to the Class I-A-4 current principal amount. After the Distribution Date in October 2007, the Component I-X-4 will not bear any interest.

          o Component I-X-5 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-5 Certificate Interest Rate based on a notional balance equal to the Class I-A-5 current principal amount. After the Distribution Date in October 2007, the Component I-X-5 will not bear any interest.

          o Component I-X-6 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-6 Certificate Interest Rate amount based on a notional balance equal to the Class I-A-6 current principal amount. After the Distribution Date in October 2007, the Component I-X-6 will not bear any interest.

(11) For every Distribution Date on or prior to the October 2005, the Class II-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 1.022%. After the Distribution Date in October 2005, the Class II-A-1 Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.200%.

(12) Up to and including the Distribution Date in October 2005, the Class II-X Certificates will bear interest at a fixed rate (the Certificate Interest
     Rate) equal to 1.022% per annum based on a notional balance equal to the Class II-A current principal balance. After the Distribution Date in October 2005, the Class II-X will not bear any interest.

(13) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.467%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            State Street Bank and Trust Company

Mortgage Loan Originator:           All of the Mortgage Loans were originated or
                                    acquired by GreenPoint Mortgage Funding,
                                    Inc.

Cut-off Date:                       November 1, 2002

Closing Date:                       November 29, 2002

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing December 26, 2002

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:               The Master Servicer is obligated to advance
                                    delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Interest Accrual Period:            The interest accrual period for the Class
                                    I-A-3 and Class I-A-4 Certificates for a given Distribution Date will be the period beginning with the previous Distribution
                                    Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                                    Date (on a 30/360 basis). On the Closing
                                    Date, the Class I-A-3 and I-A-4 Certificates settle flat.

                                    The interest accrual period on the Class
                                    I-A-1, I-A-2, I-A-5, I-A-6, I-X-1, I-X-2,
                                    II-A-1, II-X-1, R and B Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Class I-A-1, I-A-2, I-A-5, I-A-6, I-X-1, I-X-2, II-A-1,
                                    II-X-1, R and B Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                                    Certificate   Orig. Balance          PT Rate
                                    -----------   -------------   --------------------
                                     Class B-4      $6,860,600    WAC (see footnote 13)
                                     Class B-5      $2,613,600    WAC (see footnote 13)
                                     Class B-6      $2,286,868    WAC (see footnote 13)

Collateral Description:             As of October 1, 2002, the aggregate
                                    principal balance of the Mortgage Loans
                                    described herein is approximately $653
                                    million. The Mortgage Loans are
                                    conventional, adjustable rate Six-Month
                                    LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three or five years after the date of origination
                                    ("Hybrid ARMs"). The Mortgage Loans are
                                    secured by first liens on one- to four-
                                    family residential properties.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    Each Mortgage Loan is fully amortizing over its original term (generally 30-years) other than approximately 65.5% of the mortgage pool (by principal balance) that allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

                                    Approximately 11.3% of the Mortgage Loans incur a penalty for any prepayments during the first 36 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate assumed general characteristics of the Mortgage Loans as of October 1, 2002:

-----------------------------------------------------------------------------------------------
                        % of   Gross     Net    WAM    Gross     Net      Rate    Max      Roll
 MLG     Loan Type      Pool    WAC      WAC   (mos)   Margin   Margin    Caps    Rate    (mos)
-----------------------------------------------------------------------------------------------
I       5/6-mo LIBOR    70.2%  5.976%  5.576%   360    2.260%   1.860%   5/1/5   10.976%   60
-----------------------------------------------------------------------------------------------
II      3/6-mo LIBOR    29.8%  5.646%  5.246%   360    2.260%   1.860%   5/1/6   11.646%   36
-----------------------------------------------------------------------------------------------
Total                  100.0%  5.879%  5.479%   360    2.260%   1.860%           11.173%   53
-----------------------------------------------------------------------------------------------

                                    See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the October 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments. Consequently, the initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten to the
                                    guidelines of the Originator which have been approved by the Depositor.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Credit Enhancement:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized (along with the
                                    Class M-1 Certificates) and provide credit enhancement for the Class I-A, Class II-A
                                    Certificates and Class M Certificates. In addition, the Class M-1 Certificates provide additional credit enhancement for the Class
                                    I-A and Class II-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                         1.   Payment of interest to the holders
                                              of the Class I-A-1, I-X-1, I-A-2,
                                              I-A-3, I-A-4, I-A-5, I-A-6, I-X-2,
                                              II-A-1 and II-X-1 Certificates at
                                              a rate equal to their respective
                                              Certificate Interest Rates (as
                                              described on the cover page
                                              hereof);

                                         2.   Payment of principal to the
                                              holders of the Class I-A-1, I-A-2,
                                              I-A-3, I-A-4, I-A-5, I-A-6 and
                                              II-A-1 Certificates in an amount
                                              equal to their respective Group's
                                              Senior Principal Distribution
                                              Amount;

                                         3.   Further, the amount of the Group I
                                              Senior Optimal Principal Amount
                                              allocable to the Class I-A-3,
                                              I-A-4, I-A-5 and I-A-6
                                              Certificates will be allocated in
                                              the following sequence:

                                              o    First, 61% to the Class I-A-3
                                                   such class' principal balance
                                                   has been reduced to zero;

                                              o    Sequentially, to the Class
                                                   I-A-4 until such class'
                                                   principal balance is reduced
                                                   to zero;

                                              o    After the Class I-A-4 is
                                                   retired, to the Class I-A-5
                                                   until the principal balance
                                                   of the Class I-A-5 has been
                                                   reduced to zero;

                                              o    After the Class I-A-5 is
                                                   retired, to the Class I-A-6
                                                   until the principal balance
                                                   of the Class I-A-6 has been
                                                   reduced to zero;

                                         4.   Payment of interest and principal
                                              sequentially to the Mezzanine and
                                              then to the Subordinate
                                              Certificates in order of their
                                              numerical class designations,
                                              beginning with the Class M-1 and
                                              Class B-1, so that each Mezzanine
                                              and Subordinate Class shall
                                              receive (a) interest at the
                                              weighted average of the
                                              Certificate Interest Rates of all
                                              Senior Certificates (weighted as
                                              described in Note 13 to the table
                                              on Page 2), and (b) principal in
                                              an

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 7

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                              amount equal to such class'
                                              pro rata share of the Subordinate
                                              Principal Distribution Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata share for the Mezzanine and Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Shifting Interest:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans up to and including October
                                    2009. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus
                                    70%, 60%, 40%, 20% and 0% of the Subordinate
                                    Percentage (which includes the Mezzanine
                                    Percentage) over the next five years
                                    provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Mezzanine and Subordinate Certificates do not exceed
                                    30%, 35%, 40%, 45% or 50% of the aggregate
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates as of the Closing
                                    Date, for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to October 2005 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after October 2005 30% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 29, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 8

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will
                                    be allocated to the most junior class of Certificates outstanding beginning with the
                                    Class B-6 Certificates, until the
                                    Certificate Principal Balance of each
                                    Subordinate Class has been reduced to zero.
                                    After the Class B Certificates have been reduced to zero, Realized Losses on the Mortgage Loans will be allocated to the Class M-1 Certificates. Thereafter, Realized
                                    Losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates and Realized Losses on the Group II Mortgage
                                    Loans will be allocated to the Class II-A
                                    Certificates, each on a pro rata basis.

                                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 29, 20021
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 9

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.